UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

c/o Causeway Capital Management LLC

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington DE, 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2019

Date of reporting period: September 30, 2019

Item 1.	Reports to Stockholders.

The registrant’s schedules as of the close of the reporting period, pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), are attached hereto. Note that the attached contains immaterial differences from the report transmitted to stockholders relating to Trustees and Officers Information (Unaudited) regarding positions of certain trustees and length of time served. The attached report is updated to indicate that the Chairman of the Audit Committee became Chairman of the Board on 1/19 and vice versa.

LETTER TO SHAREHOLDERS

For the fiscal year ended September 30, 2019, Causeway Global Absolute Return Fund’s (the “Fund’s”) Institutional Class returned -14.37% and Investor Class returned -14.53% compared to the ICE BoAML 3-Month US Treasury Bill Index (“Index”) return of 2.39%. Since the Fund’s inception on January 24, 2011, its average annual total returns are 0.79% for the Institutional Class and 0.55% for the Investor Class compared to the Index’s average annual total return of 0.60%. During the same period, global equity markets, as represented by the MSCI World Index (Gross) (“World Index”), returned 2.42%. At fiscal year-end, the Fund had net assets of $39.4 million.

Performance Review

The Fund’s long portfolio takes long positions in securities under swap agreements, and the Fund’s short portfolio takes short positions in securities under swap agreements. The Fund’s underperformance was driven by the long portfolio: the Fund’s long portfolio underperformed the World Index. The Fund’s short portfolio contributed positively to overall performance by underperforming the World Index, though by a smaller margin than the long portfolio’s under performance.

Developed equity markets were volatile during the fiscal year, as geopolitical tensions and concerns of slowing economic growth gave rise to looser monetary policies. The US Federal Reserve cut interest rates in July and September in an effort to prolong US economic expansion. Ongoing trade tensions between the US and China and supply chain disruption likely dampened investment spending for US companies. In Europe, the manufacturing sector deteriorated towards the end of the fiscal year, as German industries contended with a slowing Chinese economy. The European Central Bank (“ECB”) showed its willingness to use multiple monetary tools to thwart a recession. Outgoing ECB President Mario Draghi again lowered interest rates further into negative territory and announced the resumption of quantitative easing. The ECB’s forward guidance policy appears dovish indefinitely. With low-to-no cost of financing, governments in Europe and elsewhere may decide to amplify fiscal spending. Without fiscal intervention, a vicious cycle of nil return in savings forces aging European and Japanese populations to save even more, adding to demand for fixed income, and pushing interest rates lower. The best performing markets in our investable universe included Israel, Switzerland, New Zealand, Australia, and Italy. The biggest laggards included Austria, Norway, Sweden, Germany, and Finland. The best performing sectors in the World Index were utilities, real estate, and consumer staples, while energy, materials, and health care were the worst performing sectors.

For the fiscal year, long exposures in the materials, retailing, energy, media & entertainment, and insurance industry groups detracted the most from the long portfolio’s performance relative to the World Index. Exposures to securities in the pharmaceuticals & biotechnology, banks, health care equipment & services, semiconductors & semiconductor equipment, and consumer services industry groups contributed to relative performance. The biggest laggard was specialty retail jeweler, Signet Group (United States). Additional top individual detractors included oil & natural gas producer, Encana (Canada), chemicals manufacturer, Showa Denko K.K. (Japan), internet services provider, Baidu (China), and global entertainment content company, Viacom, Inc. (United States). The largest individual contributor to absolute return in the long portfolio was for-profit educator, K12, Inc. (United States). Additional top contributors

2	Causeway Global Absolute Return Fund

included integrated utility, FirstEnergy Corp. (United States), mortgage insurance provider, Genworth Mi Canada (Canada), beverage producer, Coca-Cola Amatil Ltd. (Australia), and semiconductor manufacturer, Dialog Semiconductor Plc (United Kingdom).

We use a combination of fundamental and quantitative inputs to select exposures for the long portfolio of the Fund, while we use primarily quantitative inputs to select exposures for the short portfolio. Our fundamental inputs reflect the risk-adjusted total return potential of stocks favored by our fundamental research team. Our quantitative inputs include signals that seek long (short) positions in stocks which we believe are undervalued (overvalued) and have improving (deteriorating) earnings growth dynamics, positive (negative) technical price movements, and superior (inferior) quality of earnings. During the last twelve months, our technical and financial strength factor categories demonstrated predictive power. Stocks with positive technical indicators outperformed those with negative technical indicators, and stocks demonstrating higher earnings quality outperformed those having lower earnings quality. However, stocks with improving earnings growth dynamics underperformed those with worsening dynamics, contrary to expectations, and stocks with cheap valuations performed in line with those exhibiting expensive valuations.

Short exposures that contributed most to relative performance were in the capital goods, software & services, banks, semiconductors & semiconductor equipment, and household & personal products industry groups. Short exposures that detracted most from relative performance were in the insurance, real estate, retailing, media & entertainment, and energy industry groups. From a stock exposure perspective, short positions in aerospace & transportation company, Bombardier (Canada), retail bank, Metro Bank Plc (United Kingdom), engineering & construction company, Snc-Lavalin Group (Canada), cloud content management company, Box, Inc. (United States), and electric utility, Electricite de France SA (France) contributed to performance, as all of these stocks underperformed the World Index. Our principal detractors included technology & camera company, Snap, Inc. (United States), online car dealer, Carvana Co. (United States), wireless telecommunications operator, Cellnex Telecom SA (Spain), chemicals producer, Kansai Paint Co., Ltd. (Japan), and data center real estate investment trust, CyrusOne, Inc. (United States). The share prices of these companies appreciated during our holding periods, negatively impacting performance.

Significant Portfolio Changes

The Fund’s net exposure (long minus short exposure) to several sectors and countries changed during the fiscal year as a result of our quantitative investment process. The largest increases in net exposures were to the information technology and real estate sectors, and the biggest reductions in net exposures were to the materials and energy sectors. Notable changes in the Fund’s net exposure to countries included increases to exposures in Japan, Italy, and the United Kingdom. We reduced net exposures to Germany, France, and the United States.

Investment Outlook

We believe that fundamentals do prevail over the long-term…it is just very difficult to know when the market will turn. September witnessed a chain reaction of cheap stocks, often in cyclical industries, attracting bargain hunting — which, in turn, attracted more buying. Stock markets have a history of discounting future events long before they occur. We suggest that most cyclical stocks priced in a recession by the end of August and are now moving upward on

Causeway Global Absolute Return Fund	3

the hint of fiscal spending and recovery. As part of our fundamental research process for the long portfolio, our team has intensified efforts to persuade managements to commit to specific plans to improve earnings and returns on capital. We are holding company managements’ collective “feet to the fire,” measuring their progress and holding them accountable to their operational restructuring plans.

On an aggregate long/short portfolio basis, we are maintaining a near market-neutral posture, with 0.88% net exposure overall (long exposures minus absolute value of short exposures). Consistent with our goal of delivering low equity market sensitivity, we target a zero expected beta to the World Index. On an aggregate basis, our largest net biases by sector are toward communications services and health care, where we have significant positive net exposure, and against real estate and utilities, where we have meaningful negative net exposure. By geography, we are net biased toward China and Canada, and biased against the United States and Australia. Gross exposure (leverage) for the Fund is 318% (3.18x) as of September 30, 2019.

We thank you for your continued confidence in Causeway Global Absolute Return Fund.

September 30, 2019

Harry W. Hartford	Sarah H. Ketterer	James A. Doyle	Jonathan P. Eng
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Conor Muldoon	Alessandro Valentini	Ellen Lee Steven	Steven Nguyen
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Arjun Jayaraman	MacDuff Kuhnert	Joseph Gubler
Portfolio Manager	Portfolio Manager	Portfolio Manager

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views are subject to change. There is no guarantee that any forecasts made will come to pass.

4	Causeway Global Absolute Return Fund

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Diversification does not prevent all investment losses.

The Fund is not appropriate for all investors. The Fund uses swap agreements to obtain long and short exposures to securities. Swaps are derivatives which involve the use of leverage, and the Fund will use significant leverage. The use of leverage is speculative and magnifies any losses. Short positions lose money if the price of the underlying security increases, and losses on shorts are therefore potentially unlimited. The use of swap agreements involves significant swap expenses including financing charges and transaction costs which reduce investment returns and increase investment losses. The Fund risks loss of the amount due under a swap agreement if the counterparty defaults. The Fund currently enters into swap agreements primarily with one counterparty, focusing its exposure to the credit risk of that counterparty. Swap agreements involve liquidity risks since the Fund may not be able to exit security exposures immediately, particularly during periods of market turmoil. The Fund settles swap agreements at least quarterly which can cause it to realize ordinary income and short-term capital gains, if any, throughout the year that, when distributed to shareholders, will be taxable to them as ordinary income rather than at lower long-term capital gains rates. The Fund’s net long/short notional exposure will generally not exceed plus or minus 10% of net assets. However, the long and short portfolio will each have different exposures under swap agreements that will not be fully hedged. This is not a complete list of the Fund’s risks. See the Fund’s prospectus for additional information on risks.

Exposures are subject to change. Current and future exposures are subject to risk. Exposures mentioned do not make up the entire portfolio and, in the aggregate, may represent a small percentage of the portfolio.

Beta is a measurement of sensitivity to the benchmark index. A beta of 1 indicates that a portfolio’s value will move in line with the index. A beta of less than 1 means that the portfolio will be less volatile than the index; a beta of greater than 1 indicates that the security’s price will be more volatile than the index.

A company may reduce or eliminate its dividend, causing losses to the Fund.

Causeway Global Absolute Return Fund	5

Comparison of Change in the Value of a $10,000 Investment in Causeway Global Absolute Return Fund, Investor Class shares versus the ICE BofAML US 3-Month Treasury Bill Index as of September 30, 2019

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares.

* Inception is January 24, 2011.

The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance reflects contractual fee waivers in effect during certain periods. In the absence of such fee waivers, total return would be reduced. The contractual expense limits are in effect until January 31, 2020. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares pay a shareholder service fee of up to 0.25% per annum of average daily net assets. Institutional Class shares pay no shareholder service fee. Pursuant to the Fund’s current January 25, 2019 prospectus, the Fund’s gross expense ratios were 1.81% and 2.00% for the Institutional Class and Investor Class, respectively and the Fund’s expense ratios after expense waivers were 1.52% and 1.77%, respectively. For more information, please see the prospectus.

The benchmark index for the Fund is the ICE BofAML US 3-Month Treasury Bill Index (the “Index”). This Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond three months from, the rebalancing date. The Index is gross of withholding taxes, assumes reinvestment of dividends and capital gains, and does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. The Treasury Bills comprising the Index are guaranteed by the U.S. government as to the timely payment of interest and principal. The Fund will primarily be exposed to equity securities, which are not guaranteed. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations, and is not liable whatsoever for any data in this report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

6	Causeway Global Absolute Return Fund

SCHEDULE OF INVESTMENTS (000)*

September 30, 2019

Causeway Global Absolute Return Fund	Number of Shares	Value

SHORT-TERM INVESTMENTS

Blackrock Liquidity Funds Treasury Trust Fund, Institutional Class, 1.850%**[1]	39,354,012	$39,354

Total Short-Term Investments

(Cost $39,354) — 99.9%		39,354

Total Investments — 99.9%

(Cost $39,354)		39,354

Other Assets in Excess of Liabilities — 0.1%		37

Net Assets — 100.0%		$39,391

A list of outstanding total return swap agreements held by the Fund as of September 30, 2019, is as follows:

Counterparty	Reference Entity/ Obligation	Fixed Payments Paid	Total Return Received or Paid	Termination Date	Net Notional Amount[2]	Net Unrealized Appreciation (Depreciation)
Net Long Positions†
Morgan Stanley	United States Custom Basket of Securities	Long: Fed Funds-1 day + 0.50% to Fed Funds-1 day + 2.50%	Total Return of the basket of securities	2/3/2021	$22,452	$63

Morgan Stanley	United Kingdom Custom Basket of Securities	Long: Fed Funds-1 day + 0.55% Short: Fed Funds-1 day – 1.25%	Total Return of the basket of securities	2/2/2021	1,467	8

Morgan Stanley	Canada Custom Basket of Securities	Long: Fed Funds-1 day + 0.50%	Total Return of the basket of securities	9/18/2020	5,254	50

Morgan Stanley	Hong Kong Custom Basket of Securities	Long: Fed Funds-1 day + 0.55% Short: Fed Funds-1 day – 0.50% to Fed Funds-1 day – 13.13	Total Return of the basket of securities	2/5/2021	723	(4)

Morgan Stanley	Japan Custom Basket of Securities	Long: Fed Funds-1 day + 0.55% Short: Fed Funds-1 day – 0.40% to Fed Funds-1 day – 2.38%	Total Return of the basket of securities	2/3/2021	1,644	49

The accompanying notes are an integral part of the financial statements.

Causeway Global Absolute Return Fund	7

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2019

Counterparty	Reference Entity/ Obligation	Fixed Payments Paid	Total Return Received or Paid	Termination Date	Net Notional Amount[2]	Net Unrealized Appreciation (Depreciation)
Net Long Positions† (continued)
Morgan Stanley	New Zealand Custom Basket of Securities	Long: Fed Funds-1 day + 0.55% Short: Fed Funds-1 day – 0.50%	Total Return of the basket of securities	7/30/2020	$475	$—

Morgan Stanley	South Korea Custom Basket of Securities	Long: Fed Funds-1 day + 0.85% Short: Fed Funds-1 day – 0.50% to Fed Funds-1 day – 0.51%	Total Return of the basket of securities	6/10/2020	118	5

Net Short Positions††
Morgan Stanley	United States Custom Basket of Securities	Short: Fed Funds-1 day – 0.35% to Fed Funds-1 day – 1.82%	Total Return of the basket of securities	2/3/2021	(24,836)	(25)

Morgan Stanley	Europe Custom Basket of Securities	Long: Fed Funds-1 day + 0.55% Short: Fed Funds-1 day – 0.40% to Fed Funds-1 day – 1.25%	Total Return of the basket of securities	2/2/2021	(427)	—

Morgan Stanley	Canada Custom Basket of Securities	Short: Fed Funds-1 day – 0.35% to Fed Funds-1 day – 2.39%	Total Return of the basket of securities	2/3/2021	(3,264)	(9)

Morgan Stanley	Australia Custom Basket of Securities	Long: Fed Funds-1 day + 0.55% Short: Fed Funds-1 day – 0.50%	Total Return of the basket of securities	2/3/2021	(2,023)	18

Morgan Stanley	Singapore Custom Basket of Securities	Long: Fed Funds-1 day + 0.55% Short: Fed Funds-1 day – 0.50% to Fed Funds-1 day – 0.88%	Total Return of the basket of securities	4/22/2020	(1,417)	—

						$155

†	The following tables represent the individual stock exposures comprising the Net Long Custom Basket Total Return Swaps as of September 30, 2019.

The accompanying notes are an integral part of the financial statements.

8	Causeway Global Absolute Return Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2019

United States Custom Basket of Long Securities
Shares	Description	Currency	Notional Amount	Net Unrealized Appreciation	Percentage Value of Underlying Investment
2,300	ehealth, Inc.	USD	154	$—	0%
2,700	Leidos Holdings, Inc.	USD	232	1	2
3,210	Baidu, Inc.	USD	330	—	0
4,000	Marathon Petroleum Corp.	USD	243	—	0
5,800	Chimera Investment Corporation	USD	113	3	5
6,319	Flowserve Corp.	USD	295	1	2
7,600	Halliburton Co.	USD	143	—	0
8,700	Zimmer Biomet Holdings, Inc.	USD	1,194	2	3
8,726	Microsoft Corporation	USD	1,213	—	0
9,600	Arch Coal, Inc.	USD	712	—	0
12,600	Spirit Realty Capital	USD	603	8	13
17,384	Citigroup, Inc.	USD	1,201	—	0
18,400	Alaska Air Group	USD	1,194	—	0
18,824	Wells Fargo & Co.	USD	949	—	0
21,000	Peabody Energy Corp.	USD	309	—	0
21,343	Oracle Corp.	USD	1,175	—	0
21,722	Bank Of America	USD	634	—	0
22,800	AES Corp.	USD	372	—	0
25,000	K12, Inc.	USD	660	—	0
25,504	FirstEnergy Corp.	USD	1,230	—	0
28,721	Signet Jewelers Ltd.	USD	481	—	0
29,100	Prospect Capital Corp.	USD	192	2	3
40,100	Viacom, Class B	USD	964	8	13
43,100	Rent-A-Center	USD	1,112	11	16
45,500	H & R Block, Inc.	USD	1,075	12	19
48,747	RPC, Inc.	USD	273	—	0
50,475	Sabre Corp.	USD	1,130	7	11
55,800	Steelcase, Inc.	USD	1,027	8	13
61,200	Brixmor Property	USD	1,242	—	0
64,200	Alliance Resource Partners, L.P.	USD	1,028	—	0
75,900	Navient Corporation	USD	972	—	0

			22,452	$63	100%

The accompanying notes are an integral part of the financial statements.

Causeway Global Absolute Return Fund	9

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2019

United Kingdom Custom Basket of Long Securities
Shares	Description	Currency	Notional Amount	Net Unrealized Appreciation (Depreciation)	Percentage Value of Underlying Investment
(212,552)	Tp Icap PLC	GBP	(889)	$—	0%
(192,408)	Capita PLC	GBP	(343)	—	0
(163,854)	Beazley Ireland Holdings PLC	GBP	(1,253)	—	0
(160,363)	Capital & Counties Properties	GBP	(464)	—	0
(43,299)	United Utilities Group PLC	GBP	(440)	—	0
(18,208)	Severn Trent PLC	GBP	(485)	—	0
(15,193)	Asos PLC	GBP	(462)	—	0
(13,735)	Nmc Health PLC	GBP	(458)	—	0
(6,195)	Fevertree Drinks PLC	GBP	(184)	—	0
(4,824)	Croda International PLC	GBP	(288)	(2)	(25)
24,420	Playtech PLC	GBP	128	1	13
33,364	British American Tobacco PLC	GBP	1,234	—	0
80,297	SSE PLC	GBP	1,230	—	0
100,790	Barclays PLC	GBP	186	—	0
117,006	Intl Consolidated Airline	GBP	683	—	0
117,138	Daily Mail & General Trust PLC	GBP	1,227	—	0
122,383	Royal Mail PLC	GBP	319	—	0
193,880	Aviva PLC	GBP	952	—	0
498,552	Renewables Infrastructure Group	GBP	774	9	112

			1,467	$8	100%

Canada Custom Basket of Long Securities
Shares	Description	Currency	Notional Amount	Net Unrealized Appreciation	Percentage Value of Underlying Investment
13,000	Canadian Imperial Bank of Commerce	CAD	1,073	$14	28%
30,800	Genworth MI Canada, Inc.	CAD	1,223	34	68
31,900	Gildan Activewear, Inc.	CAD	1,132	—	0
67,929	Manulife Financial Corp.	CAD	1,246	—	0
126,700	Encana Corp.	CAD	580	2	4

			5,254	$50	100%

The accompanying notes are an integral part of the financial statements.

10	Causeway Global Absolute Return Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2019

Hong Kong Custom Basket of Long Securities
Shares	Description	Currency	Notional Amount	Net Unrealized Appreciation (Depreciation)	Percentage Value of Underlying Investment
(7,993,000)	GCL-Poly Energy	HKD	(321)	$—	0%
(338,000)	Huaneng Power	HKD	(163)	—	0
(162,000)	China Communication Services	HKD	(92)	—	0
(137,151)	Bank of East Asia	HKD	(337)	(2)	50
(92,900)	Prada	HKD	(270)	—	0
(63,200)	AIA	HKD	(597)	—	0
(51,400)	China Taiping	HKD	(115)	—	0
(31,500)	Zhongsheng	HKD	(99)	—	0
(26,500)	Bank of China Hong Kong	HKD	(90)	(2)	50
(20,500)	Wuxi Biologics Cayman, Inc.	HKD	(209)	—	0
75,500	China Mobile	HKD	624	—	0
92,000	TravelSky Technology Ltd.	HKD	191	—	0
93,000	Asia Cement China	HKD	112	—	0
96,000	Jiangsu Express	HKD	122	—	0
229,000	BYD Electronic	HKD	343	—	0
399,000	Sinotruk Ltd.	HKD	591	—	0
1,943,000	CQRC Bank	HKD	1,033	—	0

			723	$(4)	100%

Japan Custom Basket of Long Securities
Shares	Description	Currency	Notional Amount	Net Unrealized Appreciation (Depreciation)	Percentage Value of Underlying Investment
(148,100)	Hokuriku Electric Power Co.	JPY	(996)	$—	0%
(58,600)	Panasonic Corp	JPY	(475)	(8)	(16)
(32,000)	Maruichi Steel Tube Ltd.	JPY	(846)	(12)	(24)
(31,400)	MISUMI Group, Inc.	JPY	(740)	(3)	(6)
(28,700)	GMO Internet, Inc.	JPY	(494)	(2)	(4)
(24,300)	Kansai Paint Co., Ltd.	JPY	(565)	(3)	(6)
(17,000)	Idemitsu Kosan Co., Ltd.	JPY	(481)	(13)	(27)
(16,000)	Odakyu Electric Railway Co., Ltd.	JPY	(384)	(2)	(4)
(9,800)	Kyoritsu Maintenance Co., Ltd.	JPY	(420)	(2)	(4)
(9,000)	Keikyu Corp.	JPY	(175)	(1)	(2)

The accompanying notes are an integral part of the financial statements.

Causeway Global Absolute Return Fund	11

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2019

Japan Custom Basket of Long Securities (continued)
Shares	Description	Currency	Notional Amount	Net Unrealized Appreciation (Depreciation)	Percentage Value of Underlying Investment
(8,400)	Monotaro Co., Ltd.	JPY	(220)	$—	0%
(7,000)	Nippon Paint Holdings Co., Ltd.	JPY	(364)	—	0
(5,700)	Sysmex Corp.	JPY	(382)	(2)	(4)
(4,500)	Toshiba Corp.	JPY	(138)	—	0
(3,100)	Nidec Corp.	JPY	(417)	(1)	(2)
4,500	Softbank Group Corp.	JPY	177	1	2
6,400	Benesse Holdings, Inc.	JPY	166	1	2
12,600	East Japan Railway Co.	JPY	1,204	9	18
15,200	Sumitomo Mitsui Financial Group, Inc.	JPY	520	11	22
34,300	Takeda Pharmaceutical Co., Ltd.	JPY	1,173	26	53
45,000	Showa Denko K.K.	JPY	1,178	—	0
45,800	KDDI Corp.	JPY	1,199	21	43
48,700	Tokuyama Corp.	JPY	1,118	14	29
53,400	Hazama Ando Corp.	JPY	398	7	14
67,000	Tomy Co., Ltd.	JPY	767	8	16
83,500	Tokai Carbon Co., Ltd.	JPY	841	—	0

			1,644	$49	100%

New Zealand Custom Basket of Long Securities
Shares	Description	Currency	Notional Amount	Net Unrealized Depreciation	Percentage Value of Underlying Investment
(41,211)	Fletcher Building Ltd.	NZD	(133)	$—	0%
346,654	Air New Zealand	NZD	608	—	0

			475	$—	0%

South Korea Custom Basket of Long Securities
Shares	Description	Currency	Notional Amount	Net Unrealized Appreciation (Depreciation)	Percentage Value of Underlying Investment
(160,992)	Samsung Heavy	KRW	(1,058)	$—	0%
(146,965)	Mirae Asset Daewoo Co., Ltd.	KRW	(919)	—	0

The accompanying notes are an integral part of the financial statements.

12	Causeway Global Absolute Return Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2019

South Korea Custom Basket of Long Securities (continued)
Shares	Description	Currency	Notional Amount	Net Unrealized Appreciation (Depreciation)	Percentage Value of Underlying Investment
(12,105)	Korea Aerospace Industries Ltd.	KRW	(395)	$—	0%
(11,348)	S-Oil Corp	KRW	(940)	—	0
(5,764)	Hyundai Heavy Industries Co., Ltd.	KRW	(596)	—	0
617	Samsung SDSCo., Ltd.	KRW	98	—	0
1,199	LG Innotek Co., Ltd.	KRW	114	—	0
1,934	BGF Retail Co., Ltd.	KRW	318	—	0
2,766	SK Hynix, Inc.	KRW	189	—	0
4,099	SK Telecom	KRW	825	—	0
8,263	Daelim Industrial Co., Ltd.	KRW	716	—	0
8,412	Korea Gas Corp.	KRW	278	—	0
8,574	Grand Korea Leisure Co., Ltd.	KRW	148	—	0
9,602	Duzonbizon Co., Ltd.	KRW	524	—	0
19,948	Samsung Electronics	KRW	816	5	100

			118	$5	100%

††	The following tables represent the individual stock exposures comprising the Net Short Custom Basket Total Return Swaps as of September 30, 2019.

United States Custom Basket of Short Securities
Shares	Description	Currency	Notional Amount	Net Unrealized Depreciation	Percentage Value of Underlying Investment
(48,500)	Mattel, Inc.	USD	(553)	$—	0%
(42,971)	FireEye, Inc.	USD	(573)	—	0
(33,700)	Box Inc., Class A	USD	(558)	—	0
(30,900)	Keurig Dr Pepper, Inc.	USD	(844)	—	0
(27,500)	Aqua America, Inc.	USD	(1,233)	—	0
(26,400)	Houlihan Lokey	USD	(1,191)	—	0
(26,200)	Dropbox Inc., Class A	USD	(529)	—	0
(24,800)	Welbilt, Inc.	USD	(418)	—	0
(21,900)	Cloudera, Inc.	USD	(194)	—	0
(21,100)	Moelis & Company	USD	(693)	—	0
(21,000)	Kraft Heinz Co.	USD	(587)	—	0
(18,000)	Zillow Group Inc., Class C	USD	(537)	—	0

The accompanying notes are an integral part of the financial statements.

Causeway Global Absolute Return Fund	13

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2019

United States Custom Basket of Short Securities (continued)
Shares	Description	Currency	Notional Amount	Net Unrealized Depreciation	Percentage Value of Underlying Investment
(17,800)	Virtu Financial, Inc., Class A	USD	(291)	$—	0%
(16,200)	Blackstone Group LP	USD	(791)	—	0
(15,200)	Siteone Landscape Supply, Inc.	USD	(1,125)	—	0
(15,100)	Proassurance Corp	USD	(608)	(5)	20
(13,400)	Pacific Premier Bancorp, Inc.	USD	(418)	—	0
(12,400)	Williams Scotsman Corp.	USD	(193)	—	0
(11,600)	L Brands	USD	(227)	—	0
(10,400)	Coresite Realty Corp.	USD	(1,267)	(13)	52
(10,300)	Instructure, Inc.	USD	(399)	—	0
(10,200)	Docusign, Inc.	USD	(632)	—	0
(9,800)	Immunomedics, Inc.	USD	(130)	—	0
(9,200)	Pluralsight Inc., Class A	USD	(155)	—	0
(8,900)	Sunrun Inc.	USD	(149)	—	0
(7,800)	Bunge Ltd.	USD	(442)	—	0
(7,200)	Q2 Holdings, Inc.	USD	(568)	—	0
(6,900)	Axon Enterprise, Inc.	USD	(392)	—	0
(6,800)	Potlatchdeltic Corporation Common Stock	USD	(279)	(3)	12
(6,500)	Heron Therapeutics, Inc.	USD	(120)	—	0
(6,300)	Hain Celestial	USD	(135)	—	0
(5,900)	Nutanix, Inc., Class A	USD	(155)	—	0
(5,800)	Redfin Corp.	USD	(98)	—	0
(5,800)	Wabtec	USD	(417)	—	0
(5,400)	First Republic Bank	USD	(522)	—	0
(5,000)	Conagra Brands Inc.	USD	(153)	—	0
(4,900)	New Relic Inc.	USD	(301)	—	0
(4,800)	Beigene Ltd.	USD	(588)	—	0
(4,669)	Howard Hughes Corp.	USD	(605)	—	0
(4,200)	Cboe Global Markets, Inc.	USD	(483)	—	0
(3,832)	Carvana Co.	USD	(253)	—	0
(3,100)	Teladoc Health, Inc.	USD	(210)	—	0
(2,800)	Deere & Co.	USD	(472)	(2)	8
(2,400)	Casella Waste	USD	(103)	—	0
(2,300)	Inogen, Inc.	USD	(110)	—	0
(2,300)	Icu Medical Inc.	USD	(367)	—	0

The accompanying notes are an integral part of the financial statements.

14	Causeway Global Absolute Return Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2019

United States Custom Basket of Short Securities (continued)
Shares	Description	Currency	Notional Amount	Net Unrealized Depreciation	Percentage Value of Underlying Investment
(2,300)	Digital Realty	USD	(299)	$(2)	8%
(1,867)	Autodesk, Inc.	USD	(276)	—	0
(1,700)	Abiomed Inc	USD	(302)	—	0
(1,600)	Twilio, Inc.	USD	(176)	—	0
(1,400)	Everbridge Inc.	USD	(86)	—	0
(1,200)	Okta Inc	USD	(118)	—	0
(1,020)	Markel Corp.	USD	(1,206)	—	0
(800)	Wix.Com Ltd.	USD	(93)	—	0
(600)	Chubb Ltd.	USD	(97)	—	0
(500)	White Mountains Insurance	USD	(540)	—	0
(400)	Costar Group	USD	(237)	—	0
(300)	Netflix, Inc.	USD	(80)	—	0
(300)	The Sherwin-Williams Company	USD	(165)	—	0
(300)	Shopify, Inc.	USD	(93)	—	0

			(24,836)	$(25)	100%

Europe Custom Basket of Short Securities
Shares	Description	Currency	Notional Amount	Net Unrealized Appreciation (Depreciation)	Percentage Value of Underlying Investment
(3,951,112)	Banco Comercial Portugues	EUR	(821)	$—	0%
(156,822)	Norsk Hydro	EUR	(552)	—	0
(99,547)	Electricite de France SA	EUR	(1,114)	—	0
(70,292)	Banco Santander SA	EUR	(286)	—	0
(33,585)	Umicore	EUR	(1,268)	—	0
(28,353)	Deutsche Wohnen Se	EUR	(1,035)	—	0
(24,986)	Aker BP ASA	EUR	(669)	—	0
(24,403)	Deutsche Bank AG	EUR	(183)	—	0
(23,253)	Daimler AG	EUR	(1,156)	—	0
(16,928)	BMW	EUR	(1,192)	—	0
(7,888)	Accor SA	EUR	(329)	—	0
(6,904)	Baloise Holding AG	EUR	(1,237)	—	0
(6,894)	Iliad	EUR	(648)	—	0

The accompanying notes are an integral part of the financial statements.

Causeway Global Absolute Return Fund	15

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2019

Europe Custom Basket of Short Securities (continued)
Shares	Description	Currency	Notional Amount	Net Unrealized Appreciation (Depreciation)	Percentage Value of Underlying Investment
(3,481)	Renault	EUR	(200)	$—	0%
(38)	Givaudan	EUR	(106)	—	0
4,352	Roche GS	EUR	1,267	—	0
6,407	SAP SE	EUR	753	—	0
7,762	Dt Lufthansa AG	EUR	123	—	0
9,515	Unicredito Spa	EUR	112	—	0
9,814	Exor NV	EUR	658	—	0
13,358	Novartis AG	EUR	1,159	—	0
14,671	Dialog Semicon	EUR	694	—	0
15,464	Immofin Anlage	EUR	431	—	0
24,710	BNP Paribas	EUR	1,203	—	0
41,172	ABB Ltd.	EUR	809	—	0
67,483	Bpost SA	EUR	708	—	0
71,059	Koninklijke Volkerwessels	EUR	1,258	—	0
117,744	Hemfosa Fastigheter	EUR	1,194	—	0

			(427)	$—	0%

Canada Custom Basket of Short Securities
Shares	Description	Currency	Notional Amount	Net Unrealized Depreciation	Percentage Value of Underlying Investment
(325,447)	Bombardier Transportation	CAD	(440)	$—	0%
(16,200)	Premium Brands Holdings	CAD	(1,139)	(6)	67
(13,798)	SNC-Lavalin Group, Inc.	CAD	(194)	—	0
(11,300)	Colliers International Group I	CAD	(849)	—	0
(10,700)	Cenovus Energy	CAD	(100)	(1)	11
(9,200)	Enbridge, Inc.	CAD	(323)	—	0
(4,900)	Keyera Corp	CAD	(119)	(1)	11
(2,800)	Telus Corporation	CAD	(100)	(1)	11

			(3,264)	$(9)	100%

The accompanying notes are an integral part of the financial statements.

16	Causeway Global Absolute Return Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2019

Australia Custom Basket of Short Securities
Shares	Description	Currency	Notional Amount	Net Unrealized Appreciation (Depreciation)	Percentage Value of Underlying Investment
(972,045)	Ausnet Services	AUD	(1,192)	$—	0%
(185,994)	Nufarm Ltd.	AUD	(709)	—	0
(84,169)	Insurance Australia Group Limited	AUD	(449)	(11)	(61)
(51,410)	NextDC Ltd.	AUD	(214)	—	0
(40,870)	APA Group	AUD	(316)	—	0
(18,979)	Origin Energy Ltd.	AUD	(102)	—	0
—	Coca-Cola Amatil Ltd.	AUD	—	16	89
161,351	Fortescue Metals Group Ltd.	AUD	959	13	72

			(2,023)	$18	100%

Singapore Custom Basket of Short Securities
Shares	Description	Currency	Notional Amount	Net Unrealized Appreciation (Depreciation)	Percentage Value of Underlying Investment
(475,800)	Singtel Group	SGD	(1,067)	$—	0%
(107,600)	City Development Limited	SGD	(764)	—	0
596,900	Yangzijiang Shipbuilding	SGD	414	—	0

			(1,417)	$—	0%

*	Except for share data.
**	The rate reported is the 7-day effective yield as of September 30, 2019.
1	Of this investment, $29,504 was pledged and segregated with the custodian as collateral for outstanding total return equity swap agreements.
2

The net notional amount is the sum of long and short positions. The gross notional amount of long positions and short positions at September 30, 2019 is $62,572 and $(62,406), respectively. The gross notional amounts are representative of the volume of activity during the fiscal year ended September 30, 2019.

AUD	– Australian Dollar
CAD	– Canadian Dollar
EUR	– Euro
GBP	– British Pound Sterling
HKD	– Hong Kong Dollar
JPY	– Japanese Yen
KRW	– South Korean Won
NZD	– New Zealand Dollar
PLC	– Public Limited Company

The accompanying notes are an integral part of the financial statements.

Causeway Global Absolute Return Fund	17

SCHEDULE OF INVESTMENTS (000)* (concluded)

September 30, 2019

SGD	– Singapore Dollar
USD	– U.S. Dollar

Amounts designated as “—” are $0 or round to $0.

The below sets forth information about the Levels within the fair value hierarchy at which the Fund’s investments and other financial instruments are measured as of September 30, 2019:

Investments in Securities	Level 1	Level 2	Level 3	Total
Short-Term Investment	$39,354	$—	$—	$39,354

Total Investments in Securities	$39,354	$—	$—	$39,354

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Total Return Equity Swaps^
Unrealized Appreciation	$—	$193	$—	$193
Unrealized Depreciation	—	(38)	—	(38)

	$—	$155	$—	$155

^	Total return swaps are valued at the unrealized appreciation (depreciation) of the instruments.

As of September 30, 2019, relative to the Fund’s prior fiscal year end, there were no transfers between Level 1 and Level 2.

As of September 30, 2019, relative to the Fund’s prior fiscal year end, no securities transferred into or out of Level 3. Transfers between levels are recognized at period end.

Amounts designated as “—” are $0 or round to $0.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

18	Causeway Global Absolute Return Fund

SECTOR DIVERSIFICATION

As of September 30, 2019, the sector diversification was as follows (Unaudited):

Causeway Global Absolute Return Fund	% of Net Assets
Short-Term Investment	99.9%

Other Assets in Excess of Liabilities	0.1

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

Causeway Global Absolute Return Fund	19

STATEMENT OF ASSETS AND LIABILITIES (000)*

CAUSEWAY GLOBAL ABSOLUTE RETURN FUND

9/30/19
ASSETS:
Investments at Value (Cost $39,354)	$39,354
Unrealized Appreciation on Total Return Swaps	193
Receivable for Dividends	63
Prepaid Expenses	6

Total Assets	39,616

LIABILITIES:
Payable Due to Swap Counterparty	91
Unrealized Depreciation on Total Return Swaps	38
Payable Due to Adviser	27
Payable for Professional Fees	25
Payable due to Transfer Agent Fees	15
Payable for Fund Shares Redeemed	12
Payable Due to Printing Fees	11
Payable Due to Administrator	2
Payable for Trustee Fees	1
Other Accrued Expenses	3

Total Liabilities	225

Net Assets	$39,391

NET ASSETS:
Paid-in Capital (unlimited authorization — no par value)	$61,160
Total Distributable Loss	(21,769)

Net Assets	$39,391

Net Asset Value Per Share (based on net assets of $37,990,058 ÷ 4,979,998 shares) — Institutional Class	$7.63

Net Asset Value Per Share (based on net assets of $1,400,699 ÷ 185,633 shares) — Investor Class	$7.55

*	Except for Net Asset Value Per Share data.

The accompanying notes are an integral part of the financial statements.

20	Causeway Global Absolute Return Fund

STATEMENT OF OPERATIONS (000)

CAUSEWAY GLOBAL ABSOLUTE RETURN FUND

10/01/18 to 9/30/19
INVESTMENT INCOME:
Dividend Income	$961

Total Investment Income	961

EXPENSES:
Investment Advisory Fees	483
Transfer Agent Fees	57
Professional Fees	56
Registration Fees	37
Administration Fees	25
Printing Fees	13
Shareholder Service Fees — Investor Class	5
Custodian Fees	4
Trustees’ Fees	2
Other Fees	5

Total Expenses	687

Waiver of Investment Advisory Fees	(89)

Total Waiver	(89)

Net Expenses	598

Net Investment Income	363

Net Realized and Unrealized Gain (Loss) on Swap Contracts:
Net Realized Loss from Swap Contracts	(7,941)
Net Change in Unrealized Appreciation on Swap Contracts	146

Net Realized and Unrealized Loss on Swap Contracts	(7,795)

Net Decrease in Net Assets Resulting from Operations	$(7,432)

The accompanying notes are an integral part of the financial statements.

Causeway Global Absolute Return Fund	21

STATEMENTS OF CHANGES IN NET ASSETS (000)

	CAUSEWAY GLOBAL ABSOLUTE RETURN FUND

	10/01/18 to 9/30/19	10/01/17 to 9/30/18
OPERATIONS:
Net Investment Income	$363	$44
Net Realized Gain (Loss) from Swap Contracts	(7,941)	3,216
Net Change in Unrealized Appreciation (Depreciation) on Swap Contracts	146	(57)

Net (Decrease) Increase in Net Assets Resulting From Operations	(7,432)	3,203

DISTRIBUTIONS:
Institutional Class	(3,323)	—
Investor Class	(296)	—
Return of Capital
Institutional Class	(48)	—
Investor Class	(3)	—

Total Distributions to Shareholders	(3,670)	—
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions(1)	9,376	(9,327)

Total Increase (Decrease) in Net Assets	(1,726)	(6,124)

NET ASSETS:
Beginning of Year	41,117	47,241

End of Year(2)	$39,391	$41,117

(1)	See Note 7 in the Notes to Financial Statements.
(2)

Includes distributions in excess of net investment income of ($3), as of year end September 30, 2018. The Securities and Exchange Commission eliminated the requirement to disclose distributions in excess of net investment income on November 5, 2018.

The accompanying notes are an integral part of the financial statements.

22	Causeway Global Absolute Return Fund

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FINANCIAL HIGHLIGHTS

For the Fiscal Years ended September 30,

For a Share Outstanding Throughout the Fiscal Years

	Net Asset Value, Beginning of Period ($)	Net Investment Income (Loss) ($)†	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Return of Capital ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)
CAUSEWAY GLOBAL ABSOLUTE RETURN FUND
Institutional
2019	9.77	0.07	(1.33)	(1.26)	(0.87)	(0.01)	—	(0.88)
2018	9.03	0.01	0.73	0.74	—	—	—	—
2017	10.41	(0.10)	(0.19)	(0.29)	(1.08)	(0.01)	—	(1.09)
2016	10.39	(0.16)	0.57	0.41	(0.39)	—	—	(0.39)
2015	10.90	(0.18)	(0.33)	(0.51)	—	—	—	—
Investor
2019	9.68	0.06	(1.33)	(1.27)	(0.85)	(0.01)	—	(0.86)
2018	8.95	0.02	0.71	0.73	—	—	—	—
2017	10.32	(0.13)	(0.18)	(0.31)	(1.05)	(0.01)	—	(1.06)
2016	10.30	(0.18)	0.56	0.38	(0.36)	—	—	(0.36)
2015	10.84	(0.20)	(0.34)	(0.54)	—	—	—	—

†	Per share amounts calculated using average shares method.
(1)	Amount represents less than $0.01 per share (See Note 2 in the Notes to Financial Statements).
(2)

Effective as of May 9, 2017, the Adviser agreed to revise its expense limit agreement with the Fund to reduce the Ratio of Expenses to Average Net Assets by 0.40 percentage points from the prior expense limit level applicable to each class of shares.

(3)

The expense ratio includes a one-time adjustment as a result of a management change in accrual estimate relating to shareholder service fees. Had this adjustment been excluded, the ratios would have been 1.59%, 1.83% and (0.41)%, respectively.

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

24	Causeway Global Absolute Return Fund

Redemption Fees ($)		Net Asset Value, End of Period ($)	Total Return (%)	Net Assets, End of Period ($000)	Ratio of Expenses to Average Net Assets (%)		Ratio of Expenses to Average Net Assets (Excluding Reimburse- ments and Waivers) (%)		Ratio of Net Investment Income (Loss) to Average Net Assets (%)	Portfolio Turnover Rate (%)

—		7.63	(14.37)	37,990	1.35		1.55		0.84	—
—		9.77	8.19	37,939	1.35		1.64		0.09	—
—		9.03	(3.70)	32,497	1.59	(2)	1.73		(1.08)	—
—	(1)	10.41	4.09	58,622	1.77		1.80		(1.54)	—
—	(1)	10.39	(4.68)	71,205	1.66		1.66		(1.65)	—

—		7.55	(14.53)	1,401	1.53		1.73		0.65	—
—		9.68	8.16	3,178	0.95	(3)	1.19	(3)	0.23 (3)	—
—		8.95	(3.91)	14,744	1.84	(2)	1.98		(1.32)	—
—	(1)	10.32	3.80	20,590	2.02		2.05		(1.79)	—
—	(1)	10.30	(4.98)	26,833	1.91		1.91		(1.90)	—

The accompanying notes are an integral part of the financial statements.

Causeway Global Absolute Return Fund	25

NOTES TO FINANCIAL STATEMENTS

1.	Organization

Causeway Global Absolute Return Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund commenced operations on January 24, 2011. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has five additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements – The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)), or Over-the-Counter (“OTC”) for which market quotations are available are valued at the last reported sale price as of the close of trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in money market funds are valued daily at the net asset value per share.

Over-the-counter financial derivative instruments, such as swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs, or a combination of these factors. These contracts are normally valued on the basis of broker-dealer (i.e., swap counterparty) quotations.

Securities and derivative contracts for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under

26	Causeway Global Absolute Return Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

normal conditions it would be open; the security’s primary pricing source is not able or willing to provide a price; or the investment is a swap agreement that is not publicly traded. When the Committee values a security in accordance with the fair value pricing procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets which are not active, or prices based on inputs that are observable (either directly or indirectly); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 which fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the fiscal year ended September 30, 2019, there were no changes to the Fund’s fair value methodologies.

Federal Income Taxes – The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (during the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the fiscal year ended September 30, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any significant interest or penalties.

Causeway Global Absolute Return Fund	27

NOTES TO FINANCIAL STATEMENTS

(continued)

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Swap Agreements – Under a total return swap agreement, the Fund pays the other party to the agreement (a “swap counterparty”) fees plus an amount equal to any negative total returns from stipulated underlying investments identified by the Fund’s portfolio managers. In exchange, the counterparty pays the Fund an amount equal to any positive or negative total returns from the stipulated underlying investments. The returns to be “swapped” between the Fund and the swap counterparty will be calculated with reference to a “notional” amount, i.e., the dollar amount hypothetically invested, long or short, in a particular security or group of securities. The Fund’s returns will generally depend on the net amount to be paid or received under the swap agreement, which will depend on the market movements of the stipulated underlying securities. The Fund’s net asset value will reflect any amounts owed to the Fund by the swap counterparty (when the Fund’s position under a swap agreement is, on a net basis, “in the money”) or amounts owed by the Fund to the counterparty (when the Fund’s position under a swap agreement is, on a net basis, “out of the money”).

Swap Agreements and Leverage – Normally, the Fund’s assets (other than the swap agreements) will be directly invested primarily in money market funds and other cash equivalents that will be used to support and cover the Fund’s obligations under its swap agreements. However, the use of a swap agreement allows the Fund to obtain investment exposures greater than it could otherwise obtain with direct investments, allowing it to effectively increase, or leverage, its total long and short investment exposures.

Expense/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Expenses of the Shareholder Service Plan for the Investor Class are borne by that class of shares. Income, realized and unrealized gains (losses) and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with Causeway Capital Management LLC (“Adviser”). Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 1.10% of the Fund’s average daily net assets. The Adviser has contractually agreed through January 31, 2020 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding swap agreement financing charges and transaction costs, borrowing expenses, dividend expenses on securities sold short, brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.35% of Institutional Class and Investor Class average

28	Causeway Global Absolute Return Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

daily net assets. For the fiscal year ended September 30, 2019, the Adviser waived fees of $88,516. The waived fees are not subject to recapture.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust subject to a minimum annual fee.

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the year ended September 30, 2019, the Investor Class paid 0.18% of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

As of September 30, 2019, approximately $8,723 million of the Fund’s net assets were held by investors affiliated with the Adviser.

4.	Investment Transactions

During the fiscal year ended September 30, 2019, there were no security purchases or sale, other than short-term investments and swap contracts.

5.	Derivatives and Risks of Investing

A swap agreement is a form of derivative that includes leverage, allowing the Fund to obtain the right to a return on a stipulated capital base that exceeds the amount the Fund has invested. The use of swap agreements could cause the Fund to be more volatile, resulting in larger gains or losses in response to changes in the values of the securities underlying the swap agreements than if the Fund had made direct investments. Use of leverage involves special risks and is speculative. If the Adviser is incorrect in evaluating long and short exposures, leverage will magnify any losses, and such losses may be significant. By using swap agreements, the Fund is exposed to liquidity risks since it may not be able to close out a swap agreement immediately, particularly during times of market turmoil. It may also be difficult to value a swap agreement if the Fund has difficulty in closing the position.

The use of derivative contracts exposes an investor to various market risks. The Fund’s investment in total return equity swap agreements exposed the Fund to equity risk for the fiscal year ended September 30, 2019. Equity risk is the risk that the value of a particular stock or stock market to which the Fund has long exposure is falling, or to which the Fund has short exposure is rising. The fair value of the total return equity swap agreements as of September 30, 2019 is reported on the Statement of Assets and Liabilities. The related change in unrealized and realized gains or losses for the reporting period is reported on the Statement of Operations.

The Fund currently expects to settle swap agreements at least quarterly, and may do so more frequently, which will cause the Fund to realize ordinary income and short-term capital gains, if any, throughout the year

Causeway Global Absolute Return Fund	29

NOTES TO FINANCIAL STATEMENTS

(continued)

that, when distributed to shareholders, will be taxable to them as ordinary income rather than at lower long-term capital gains rates.

By using swap agreements, the Fund is exposed to additional risks concerning the counterparty. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of the counterparty, or if the counterparty fails to honor its obligations. The Fund currently has entered into swap agreements with a single counterparty, focusing its exposure to the counterparty credit risk of that single counterparty. Further, the swap counterparty’s obligations to the Fund likely will not be collateralized. The Fund intends, however, to settle swap agreements at least quarterly, and may do so more frequently, so that net gains under swap agreements with a single counterparty do not exceed 5% of the Fund’s total assets.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Fund in the future, or requires increased fees, which could impair the Fund’s ability to achieve its investment objective. A swap counterparty may also increase its collateral requirements, which may limit the Fund’s ability to use leverage and reduce investment returns. In addition, if the Fund cannot locate a counterparty willing to enter into transactions with the Fund, it will not be able to implement its investment strategy. As of September 30, 2019, the Fund’s swap agreements were with one counterparty.

ISDA Master Arrangement

The Fund is party to an International Swaps and Derivatives Association, Inc. Master Agreement and Credit Support Annex (“ISDA Master Agreement”) which governs its swap agreements. The ISDA Master Agreement includes provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle the counterparty to elect to terminate early and cause settlement of all outstanding transactions under the ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

As of September 30, 2019, there was $29,504,523 pledged as collateral for swap agreements under the ISDA Master Agreement.

The following is a summary by counterparty of the market value of swap agreements and collateral (received)/pledged for the Fund as of September 30, 2019*:

All numbers have been rounded (000):

	Assets	Liabilities
Counterparty	Total Return Swaps	Total Return Swaps	Total Over the Counter
Morgan Stanley	$193	$(38)	$155

Net Market Value of Swaps	Collateral (Received)/ Pledged	Net Exposures†
$155	$0	$155

†

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from swaps can only be netted across transactions governed under the same master agreement with the same legal entity.

*

Collateral received/pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amount received/pledged may exceed this amount and may fluctuate in value.

The total return swap contracts are considered to have equity rate risk associated with them.

Unrealized gains and losses on swap contracts represent market value and are reflected on the Statement of Assets and Liabilities. Changes in market values, if any, are recorded as a change in unrealized gain or loss in the Statement of Operations. As of September 30, 2019, net realized loss on swap contracts was $7,941,444 and the change unrealized gain on swap contracts was $146,271, as reflected in the Statement of Operations.

30	Causeway Global Absolute Return Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

Because the Fund has significant exposure to foreign securities, the Fund is subject to further risks. For example, the value of the Fund’s exposures may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investments. Further, because the Fund has exposures to securities denominated in foreign currencies, the Fund’s value could decrease depending on foreign exchange rates. Other risks applicable to foreign companies that could impact the value of their securities, and thus the value of the Fund’s exposures, include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from those during the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

Accordingly, the following permanent difference, which is attributable to the reclassification of swap income, was reclassified to (from) the following accounts as of September 30, 2019 (000):

Distributable Earnings	Paid in Capital
$3,458	$(3,458)

These reclassifications had no impact on the net assets or net values of the Fund.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2019 and September 30, 2018 was as follows (000):

	Return of Capital	Ordinary Income	Total
2019	$51	$3,619	$3,670
2018	—	—	—

As of September 30, 2019, the components of accumulated losses on a tax basis were as follows (000):

Capital Loss Carryforwards	$(17,219)
Current Year Loss Deferral	(4,705)
Unrealized Appreciation	155

Total Accumulated Losses	$(21,769)

Deferred Late-Year Losses represent Ordinary Losses realized on Investment transactions from January 1,

Causeway Global Absolute Return Fund	31

NOTES TO FINANCIAL STATEMENTS

(continued)

2019 through fiscal year and specified losses realized on investment transactions from October 1, 2018 through fiscal year. The fund elects to defer the Late-Year Loss and treat it as having arisen in the following fiscal year.

The Fund is permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses. Losses carried forward are as follows (000):

Short-Term Loss	Long-Term Loss	Total
$17,219	$—	$17,219

At September 30, 2019, the total cost of investments for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investment securities for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation
$39,354	$155	$—	$155

7.	Capital Shares Issued and Redeemed (000)

	Fiscal Year Ended September 30, 2019		Fiscal Year Ended September 30, 2018
	Shares	Value	Shares	Value
Institutional Class
Shares Sold	1,797	$16,254	1,718	$15,553
Shares Issued in Reinvestment of Dividends and Distributions	358	3,251	—	—
Shares Redeemed	(1,056)	(9,069)	(1,435)	(13,065)

Increase in Shares Outstanding Derived from Institutional Class Transactions	1,099	10,436	283	2,488

Investor Class
Shares Sold	412	3,876	84	764
Shares Issued in Reinvestment of Dividends and Distributions	32	287	—	—
Shares Redeemed	(586)	(5,223)	(1,403)	(12,579)

Decrease in Shares Outstanding Derived from Investor Class Transactions	(142)	(1,060)	(1,319)	(11,815)

Net Increase in Shares Outstanding from Capital Share Transactions	957	$9,376	(1,036)	$(9,327)

8.	Significant Shareholder Concentration

As of September 30, 2019, two of the Fund’s shareholders of record owned 83% of net assets in the Institutional Class shares. The Fund may be adversely affected when a shareholder purchases or redeems large amounts of shares, which may impact the Fund in the same manner as a high volume of redemption requests. Such large shareholders may include, but are not limited to, institutional investors and asset allocators who make investment decisions on behalf of underlying clients. Significant shareholder purchases and redemptions may adversely impact the Fund’s portfolio

32	Causeway Global Absolute Return Fund

NOTES TO FINANCIAL STATEMENTS

(concluded)

management and may cause the Fund to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase the Fund’s transaction costs, accelerate the realization of taxable income if sales of securities result in gains, or otherwise cause the Fund to perform differently than intended.

9.	Indemnifications

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of his or her duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

10.	New Accounting Pronouncements

On August 17, 2018, the Securities and Exchange Commission adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The amendments for registered investment companies focused on the presentation of distributable earnings, eliminating the need to present the components of distributable earnings on a book basis in the financial statements. The amendments also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregate distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately.

11.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

Causeway Global Absolute Return Fund	33

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Board of Trustees of Causeway Capital Management Trust and Shareholders of the

Causeway Global Absolute Return Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Causeway Global Absolute Return Fund (one of the funds constituting Causeway Capital Management Trust, referred to hereafter as the “Fund”) as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statement of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the five years in the period ended September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California

November 27, 2019

We have served as the auditor of one or more investment companies in Causeway Capital Management investment company group since 2001.

34	Causeway Global Absolute Return Fund

NOTICE TO SHAREHOLDERS (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2020. Please consult your tax adviser for proper treatment of this information.

For the fiscal year ended September 30, 2019, the Fund is designating the following items with regard to distributions paid during the year:

(A)	(B)	(C)	(D)	(E)

Return of Capital (Tax Basis)	Long Term Capital Gains Distributions (Tax Basis)	Ordinary Income Distributions (Tax Basis)	Tax Exempt Distributions (Tax Basis)	Total Distributions (Tax Basis)
31.92%	0.00%	68.08%	0.00%	100.00%

(F)	(G)	(H)	(I)

Dividends(1) for Corporate Dividends Received Deduction (Tax Basis)	Qualified Dividend Income	Interest Related Dividends	Qualified Short-Term Capital Gain Dividends
0.00%	0.00%	0.00%	0.00%

(1)	Qualified Dividends represent dividends which qualify for the corporate dividends received deduction.

Items (A), (B), (C), (D) and (E) are based on a percentage of the Fund’s total distribution including pass-through as foreign tax credit.

Item (F) is based on a percentage of ordinary income distributions of the Fund.

Item (G) represents the amount of “Qualified Dividend Income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions.” It is the Fund’s intent to designate the maximum amount permitted by the law up to 100%.

Item (H) is the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Item (I) is the amount of “Qualified Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Causeway Global Absolute Return Fund	35

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-947-7000.

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
INDEPENDENT TRUSTEES
John R. Graham Age: 58	Trustee; Chairman of the Board since 1/19	Trustee since 10/08; Audit Chairman 4/13-12/18	Film Composer (since 2005); Senior Vice President, Corporate Financial Development and Communications, The Walt Disney Company (2004-2005); Senior Vice President, Mergers and Acquisitions, Lehman Brothers Inc. (2000-2004).	6	None

Lawry J. Meister Age: 57	Trustee	Since 10/08	President, Steaven Jones Development Company, Inc. (real estate firm) (since 1995); President, Creative Office Properties (real estate firm) (since 2012).	6	None

Victoria B. Rogers Age: 58	Trustee	Since 4/13	President, the Rose Hills Foundation (since 1996).	6	Director, TCW Funds, Inc. and TCW Strategic Income Fund

Eric H. Sussman Age: 53	Trustee; Chairman of the Audit Committee since 1/19	Trustee since 9/01; Board Chairman 4/13-12/18	Adjunct Professor (since July 2017), Senior Lecturer (June 2011-July 2017) and Lecturer (1995-June 2011), Anderson Graduate School of Management, University of California, Los Angeles; President, Amber Capital, Inc. (real estate investment and financial planning firm) (since 1993); Managing Partner, Clear Capital, LLC (real estate investment firm) (since 2008).	6	None

36	Causeway Global Absolute Return Fund

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(continued)

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
OFFICERS
Turner Swan 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 57	President	Since 8/01	General Counsel, Secretary, and member of the Adviser or the Adviser’s parent (since 2001); Compliance Officer of the Adviser (since 2010).	N/A	N/A

Kurt J. Decko 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 44	Chief Compliance Officer and Assistant Secretary	Since 1/15	Chief Compliance Officer/Senior Legal Counsel of the Adviser (since January 2015); Partner, K&L Gates LLP (2010-2014).	N/A	N/A

Eric Kleinschmidt[5] One Freedom Valley Drive Oaks, PA 19456 Age: 51	Treasurer	Since 8/14	Director of Fund Accounting, SEI Investments Company (since 2004).	N/A	N/A

Gretchen W. Corbell 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 48	Secretary	Since 10/11	Attorney of the Adviser (since 2004).	N/A	N/A

Gracie V. Fermelia 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 58	Vice President and Assistant Secretary	Vice President (Since 1/15); Assistant Secretary (Since 8/01)	Chief Operating Officer and member of the Adviser or the Adviser’s parent (since 2001); Chief Compliance Officer of the Adviser and the Trust (2005-2015).	N/A	N/A

Faith Kim 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 39	Anti-Money Laundering Compliance Officer	Since 8/19	Senior Fund Administrator of the Adviser (since 2018). Portfolio Administrator of the Adviser (2015-2018).	N/A	N/A

Causeway Global Absolute Return Fund	37

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(concluded)

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Dianne Descoteaux[5] One Freedom Valley Drive Oaks, PA 19456 Age: 42	Vice President and Assistant Secretary	Since 8/18	Corporate Counsel of the Administrator (since 2010)	N/A	N/A

[1]	Each Trustee may be contacted by writing to the Trustee c/o Causeway Capital Management Trust, One Freedom Valley Drive, Oaks, PA 19456.

[2]

Each Trustee holds office during the lifetime of the Trust or until his or her sooner resignation, retirement, removal, death or incapacity in accordance with the Trust’s Declaration of Trust. The president, treasurer, secretary and other officers each holds office at the pleasure of the Board of Trustees or until he or she sooner resigns in accordance with the Trust’s Bylaws.

[3]

The “Trust Complex” consists of all registered investment companies for which Causeway Capital Management LLC serves as investment adviser. As of September 30, 2019, the Trust Complex consisted of one investment company with six portfolios — International Value Fund, Emerging Markets Fund, Global Value Fund, International Opportunities Fund, Global Absolute Return Fund, and International Small Cap Fund.

[4]

Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

[5]	These officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or an affiliate acts as investment manager, administrator or distributor.

38	Causeway Global Absolute Return Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2019 to September 30, 2019).

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

Causeway Global Absolute Return Fund	39

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 4/01/19	Ending Account Value 9/30/19	Annualized Expense Ratios	Expenses Paid During Period*
Causeway Global Absolute Return Fund

Actual Portfolio Return
Institutional Class	$1,000.00	$903.00	1.35%	$6.44

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,018.30	1.35%	$6.83
Causeway Global Absolute Return Fund

Actual Portfolio Return
Investor Class	$1,000.00	$903.10	1.50%	$7.16

Hypothetical 5% Return
Investor Class	$1,000.00	$1,017.55	1.50%	$7.59

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period.)

40	Causeway Global Absolute Return Fund

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting on August 19, 2019, the Trustees considered and approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between Causeway Capital Management Trust (the “Trust”) and Causeway Capital Management LLC (the “Adviser”) with respect to Causeway Global Absolute Return Fund (the “Fund”) for a twelve-month period beginning September 20, 2019. Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires the Board of Trustees (the “Board”) of the Trust annually to approve continuance of the Advisory Agreement. Continuance of the Advisory Agreement must be approved by a majority of the Trustees and a majority of the independent Trustees (i.e., Trustees who are not “interested persons” of the Trust as defined in the 1940 Act). The Board was comprised of four independent Trustees when the continuation of the Advisory Agreement was considered.

Information Received. At each regular quarterly meeting, the Board reviews a wide variety of materials relating to the nature, extent and quality of the Adviser’s services, including information concerning the Fund’s performance. In addition, at a special meeting on June 24, 2019, the Trustees received and reviewed extensive quantitative and qualitative materials prepared by the Adviser relating to the Advisory Agreement in response to information requested on the independent Trustees’ behalf by their independent legal counsel. At the June special meeting, the Trustees also received and reviewed a report prepared by Broadridge Financial Solutions, Inc. providing comparative expense and performance information about the Fund to assist with the annual review of the Advisory Agreement. Following that meeting, the Trustees requested additional information, and received and reviewed further materials prepared by the Adviser relating to their consideration of the renewal of the Advisory Agreement at the August 19, 2019 meeting.

Factors Considered. In reviewing the Advisory Agreement, the Trustees considered a number of factors including, but not limited to: (1) the nature, extent and quality of the services provided by the Adviser, (2) the investment performance of the Fund, (3) comparisons of the services rendered and the amounts paid under the Advisory Agreement with those of other funds, (4) the costs of the services provided and estimated profits realized by the Adviser and its affiliates from their relationship with the Fund, (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, and (6) any other benefits derived by the Adviser from its relationship with the Fund.

First, regarding the nature, extent and quality of the services provided by the Adviser, the Trustees considered, among other things, the Adviser’s personnel, experience, track record and compliance program. The Trustees considered the qualifications, backgrounds and responsibilities of the Adviser’s principal personnel who provide services to the Fund, as well as the level of attention those individuals provide to the Fund. The Trustees noted the Adviser’s commitment to devoting resources to staffing and technology in support of its investment management services. They also reviewed the Adviser’s investment philosophy and processes and its compliance program, its various administrative, legal and regulatory responsibilities, and considered the scope of the Adviser’s services to the Fund. The Trustees concluded that the nature, extent and quality of the services provided by the Adviser should continue to benefit the Fund and its shareholders.

Causeway Global Absolute Return Fund	41

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(continued)

Second, regarding the investment performance of the Fund, the Trustees reviewed the investment results of the Fund for various periods ended March 31, 2019, compared to the results of the ICE BofAML US 3-Month Treasury Bill Index, the median of the mutual funds included in the Morningstar Market Neutral category, and the median of the funds in a peer group selected by Broadridge. They noted that, consistent with Broadridge’s practice, the Broadridge 15(c) Report focused on one class of shares — the Institutional Class — and that Investor Class shares are subject to a 25 basis point shareholder service fee, which increases expenses and reduces performance from that shown. The Trustees noted that the Institutional Class had outperformed its Broadridge peer group median for the prior one-year and annualized three-year periods, and underperformed its peer group median for the prior annualized five-year period. Despite certain periods of relative underperformance, the Trustees concluded that the overall performance results and other considerations supported their view that the Adviser’s services to the Fund are of a high quality. The Trustees concluded that the Adviser’s record in managing the Fund indicated that its continued management would benefit the Fund and its shareholders.

Third, regarding the Fund’s advisory fee and total expenses as a percentage of the Fund’s average daily net assets:

•

The Trustees compared the Fund’s advisory fee and total expenses with those of other similar mutual funds. They noted that the Fund’s advisory fee was 110 basis points per annum compared to a median of 105 basis points for its Broadridge peer group and a range of 60 — 200 basis points for the funds in its peer group, and further noted that the Fund involves an active global investment program with both long and short exposures and leverage that is complex and requires substantial investment and administrative resources to manage. They also noted that the Fund’s Institutional Class annual expense ratio of 135 basis points, after application of the Adviser’s expense limit agreement, was 127 basis points below the peer group median and within the range of 40 — 374 basis points for the funds in its peer group.

•

The Trustees compared the Fund’s advisory fee with the fees charged by the Adviser to other clients. They noted that the Adviser does not currently manage assets of other clients pursuant to its global absolute return strategy, but compared the Fund’s advisory fee with the standard advisory fee offered by the Adviser to separate account clients. The Trustees also noted that, although the separate account performance-based fee may be lower than the fee paid by the Fund, the difference appropriately reflected the Adviser’s significantly greater responsibilities with respect to the Fund and the risks of managing a sponsored fund, and do not serve as a useful indication of whether the fees charged to the Fund are fair. The Trustees noted that the Adviser’s services to the Fund included the provision of many additional or more extensive administrative and shareholder services (such as services related to the Fund’s disclosure documents, financial statements, 1940 Act compliance policies and procedures, preparation of Board and committee materials and meetings, annual Board reports and certifications, oversight of daily valuation, oversight of Fund service providers, negotiation of Fund intermediary agreements, coordination with Fund intermediaries providing shareholder recordkeeping services, shareholder communications, and due diligence for advisers, consultants and institutional investors).

42	Causeway Global Absolute Return Fund

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(concluded)

The Trustees concluded that the Fund’s advisory fee and expense ratio were reasonable and appropriate under the circumstances.

Fourth, the Trustees considered the Adviser’s costs of providing services to the Fund and estimated profits realized by the Adviser from its relationship with the Fund. They reviewed the Adviser’s estimated after-tax profit margin with respect to such services for the twelve months ended March 31, 2019 and the methodology used to generate that estimate, and noted that the cost allocation methodology presented to the Trustees was reasonable. They also observed that the Adviser indicated that the Fund was not currently profitable. They also received information about the profitability of certain publicly-traded asset management firms. After consideration of these matters, the Trustees concluded that the Adviser’s operating margin with respect to its relationship with the Fund is reasonable.

Fifth, regarding economies of scale, the Trustees observed that, although the Fund’s advisory fee schedule does not contain fee breakpoints, it is difficult to determine the existence or extent of any economies of scale. They noted that the Adviser is sharing economies of scale through reasonable advisory fee levels, expense limit agreements, and devoting additional resources to staff and technology to focus on continued performance and service to the Fund’s shareholders. They also noted that, in the Fund’s prior years, the Adviser incurred losses in managing the Fund. The Trustees concluded that under the circumstances the Adviser is sharing any economies of scale with the Fund appropriately.

Sixth, regarding any other benefits derived by the Adviser from its relationship with the Fund — often called “fall-out” benefits — the Trustees observed that the Adviser does not earn “fall-out” benefits such as affiliated custody fees, affiliated transfer agency fees, affiliated brokerage commissions, profits from rule 12b-1 fees, “contingent deferred sales commissions,” “float” benefits on short-term cash, or soft dollar research services. They noted that the Fund’s trades are principal transactions under swap agreements and do not generate “commissions” that can be used for soft dollars.

Approval. At the June 24, 2019 and August 19, 2019 meetings, the Trustees discussed the information and factors noted above with representatives of the Adviser and, at the August 19, 2019 meeting, the Trustees considered the approval of the Advisory Agreement. The independent Trustees also met in a private session at both meetings with independent counsel at which no representatives of the Adviser were present. In their deliberations, the independent Trustees did not identify any particular information or factor that was determinative or controlling, each Trustee did not necessarily attribute the same weight to each factor, and the foregoing summary does not detail all the matters considered. Based on their review, the Trustees (including the independent Trustees) unanimously concluded that the Advisory Agreement is fair and reasonable to the Fund and its shareholders and that the Fund’s advisory fee is reasonable and renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders, and the Board of Trustees unanimously approved renewal of the Advisory Agreement for a twelve-month period beginning September 20, 2019.

Causeway Global Absolute Return Fund	43

INVESTMENT ADVISER:

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

To determine if the Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risk factors, charges and expenses before investing. Please read the summary or full prospectus carefully before you invest or send money. To obtain additional information including charges, expenses, investment objectives, or risk factors, or to open an account, call 1.866.947.7000, or visit us online at www.causewayfunds.com.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www. sec.gov.

Beginning on January 1, 2021, as permitted by regulations adopted by the Commission, we will no longer mail paper copies of the shareholder reports of the Fund, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (www.causewayfunds.com/fund-documents), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or call 1-866-947-7000 (for accounts held directly with the Fund).

You may elect to continue to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 1-866-947-7000.

Your election to receive reports in paper will apply to all funds held with Causeway Capital Management Trust or through your financial intermediary.

CCM-AR-101-0900

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer. During the fiscal year ended September 30, 2019, there were no material changes or waivers to the code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are Eric Sussman, Lawry Meister, John Graham and Victoria B. Rogers. Each audit committee financial expert is “independent” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Aggregate fees billed to the registrant for professional services rendered by the registrant’s principal accountant for the fiscal years ended September 30, 2019 and 2018 were as follows:

	2019	2018
(a) Audit Fees	$261,070	$253,460
(b) Audit-Related Fees	None	None
(c) Tax Fees(1)	$59,340	$57,600
(d) All Other Fees	None	None

Note:

(1)	Tax fees include amounts related to tax return and excise tax calculation reviews and foreign tax reclaim services.

(e)(1) The registrant’s audit committee has adopted a charter that requires it to pre-approve the engagement of auditors to (i) audit the registrant’s financial statements, (ii) provide other audit or non-audit services to the registrant, or (iii) provide non-audit services to the registrant’s investment adviser if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) No services included in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal year ended September 30, 2019, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $774,378. For the fiscal year ended September 30, 2018, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $695,796.

(h) The audit committee considered whether the provision of non-audit services rendered to the registrant’s investment adviser by the registrant’s principal accountant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees during the period covered by the report.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR§270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR §270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR §270.30a-15(b) or §240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR §270.3a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR §270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR §270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By	/s/ Turner Swan
Turner Swan, President

Date: December 9, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Turner Swan
Turner Swan, President

Date: December 9, 2019

By	/s/ Eric Kleinschmidt
Eric Kleinschmidt, Treasurer

Date: December 9, 2019